Exhibit 99.1
NEWS

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2025 THIRD QUARTER RESULTS

FISCAL 2025 Q3 HIGHLIGHTS

•Net sales of $971.1 million decreased 0.8% YoY
•Operating income of $82.7 million, or $87.2 million on an adjusted basis1
•Operating margin of 8.5%, or 9.0% on an adjusted basis1
•Diluted EPS of $1.02 vs. $1.27 in the prior fiscal year quarter
•Adjusted diluted EPS of $1.08 vs. $1.33 in the prior fiscal year quarter1

MELVILLE, N.Y. and DAVIDSON, N.C. (JULY 1, 2025) - MSC INDUSTRIAL SUPPLY CO. (NYSE: MSM) (“MSC,” “MSC Industrial,” the “Company,” “we,” “us,” or “our”), a leading North American distributor of a broad range of metalworking and maintenance, repair and operations (MRO) products and services, today reported financial results for its fiscal 2025 third quarter ended May 31, 2025.

Financial Highlights [2]	FY25 Q3		FY24 Q3		Change	FY25 YTD		FY24 YTD		Change
Net Sales	$971.1		$979.4		(0.8)%	$2,791.3		$2,868.7		(2.7)%
Income from Operations	$82.7		$106.8		(22.5)%	$217.3		$299.5		(27.5)%
Operating Margin	8.5%		10.9%			7.8%		10.4%
Net Income Attributable to MSC	$56.8		$71.7		(20.7)%	$142.8		$202.9		(29.6)%
Diluted EPS	$1.02	[3]	$1.27	[4]	(19.7)%	$2.55	[3]	$3.59	[4]	(29.0)%

Adjusted Financial Highlights [2]	FY25 Q3		FY24 Q3		Change	FY25 YTD		FY24 YTD		Change
Net Sales	$971.1		$979.4		(0.8)%	$2,791.3		$2,868.7		(2.7)%
Adjusted Income from Operations [1]	$87.2		$111.5		(21.8)%	$225.5		$313.0		(28.0)%
Adjusted Operating Margin [1]	9.0%		11.4%			8.1%		10.9%
Adjusted Net Income Attributable to MSC [1]	$60.2		$75.2		(19.9)%	$149.0		$213.2		(30.1)%
Adjusted Diluted EPS [1]	$1.08	[3]	$1.33	[4]	(18.8)%	$2.67	[3]	$3.77	[4]	(29.2)%

[1] Represents a non-GAAP financial measure. An explanation and a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure are presented in the schedules accompanying this press release.

2 In millions except percentages and per share data or as otherwise noted.
[3] Based on 55.8 million and 55.9 million weighted-average diluted shares outstanding for FY25 Q3 and FY25 YTD, respectively.
[4] Based on 56.4 million and 56.5 million weighted-average diluted shares outstanding for FY24 Q3 and FY24 YTD, respectively.

Erik Gershwind, Chief Executive Officer, said, “We delivered fiscal third quarter results that were in line with our expectations for both average daily sales and operating margins. While we certainly have plenty of room for improvement, we saw early signs of progress in each of our three critical strategic areas of focus — reenergizing the core customer, maintaining momentum in high-touch solutions, and optimizing our cost to serve.”

Kristen Actis-Grande, Executive Vice President and Chief Financial Officer, added, “Average daily sales declined 0.8% year-over-year, slightly ahead of the midpoint of our outlook, driven by benefits from price and improving performance in volumes. During the fiscal third quarter, we leveraged our strong free cash flow performance and balance sheet to return approximately $56 million to shareholders in the form of dividends and share repurchases, resulting in approximately $181 million returned to shareholders fiscal year-to-date.”

Gershwind concluded, “The fiscal third quarter included encouraging data points, such as core customer sequential improvement, continued momentum in our high-touch solutions and a building productivity pipeline. Looking longer term, we remain steadfast in our commitment to restoring performance consistent with our long-term objectives of growing to 400 basis points or more above the IP Index and expanding operating margins to the mid-teens.”

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2025 THIRD QUARTER RESULTS	2

Fourth Quarter Fiscal 2025 Financial Outlook
ADS Growth (YoY)	(0.5)% - 1.5%
Adjusted Operating Margin[1]	8.5% - 9.0%

Full-Year Fiscal 2025 Outlook for Certain Financial Metrics Maintained
•Depreciation and amortization expense of ~$90M-$95M
•Interest and other expense of ~$45M
•Capital expenditures of ~$100M-$110M
•Free cash flow conversion1 of ~120%
•Tax rate of ~24.5%-25.0%

1 Guidance provided is a non-GAAP figure presented on an adjusted basis. For further details see the Non-GAAP financial measures information presented in the schedules accompanying this press release.

Conference Call Information
MSC will host a conference call today at 8:30 a.m. EDT to review the Company’s fiscal 2025 third quarter results. The call, accompanying slides, and other operational statistics may be accessed at: https://investor.mscdirect.com. The conference call may also be accessed at 1-877-443-5575 (U.S.), 1-855-669-9657 (Canada) or 1-412-902-6618 (international).

An online archive of the broadcast will be available until July 15, 2025. The Company’s reporting date for its fiscal 2025 fourth quarter and full year results is scheduled for October 23, 2025.

Contact Information
Investors:	Media:
Ryan Mills, CFA	Zivanai Mutize
Head of Investor Relations	Head of Corporate Communications
Rmills@mscdirect.com	Zivanai.mutize@mscdirect.com

About MSC Industrial Supply Co.
MSC Industrial Supply Co. (NYSE:MSM) is a leading North American distributor of a broad range of metalworking and maintenance, repair and operations (MRO) products and services. We help our customers drive greater productivity, profitability and growth with approximately 2.4 million products, inventory management and other supply chain solutions, and deep expertise from more than 80 years of working with customers across industries. Our experienced team of more than 7,000 associates works with our customers to help drive results for their businesses - from keeping operations running efficiently today to continuously rethinking, retooling and optimizing for a more productive tomorrow. For more information on MSC Industrial, please visit mscdirect.com.

Cautionary Note Regarding Forward-Looking Statements
Statements in this press release may constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of present or historical fact, that address activities, events or developments that MSC expects, believes or anticipates will or may occur in the future, including statements about results of operations and financial condition, expected future results, expected benefits from our investment and strategic plans and other initiatives, and expected future growth and profitability, are forward-looking statements. The words “will,” “may,” “believes,” “anticipates,” “thinks,” “expects,” “estimates,” “plans,” “intends” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. In addition, statements which refer to expectations, projections or other characterizations of future events or circumstances, statements involving a discussion of strategy, plans or intentions, statements about management’s assumptions, projections or predictions of future events or market outlook and any other statement other than a statement of present or historical fact are forward-looking statements. The inclusion of any statement in this press release does not constitute an admission by MSC or any other person that the events or circumstances described in such statement are material. In addition, new risks may emerge from time to time and it is not possible for management to predict such risks or to assess the impact of such risks on our business or financial results. Accordingly, future results may differ materially from historical results or from those discussed or implied by these forward-looking statements. Given these risks and uncertainties, the reader should not place undue reliance on these forward-looking statements. These risks and uncertainties include, but are not limited to, the following: general economic conditions in the markets in which we operate; changing customer and product mixes; volatility in commodity, energy and labor prices, and the impact of prolonged periods of low, high or rapid inflation; competition, including the adoption by competitors of aggressive pricing strategies or sales methods; industry consolidation and other changes in the industrial distribution sector; the applicability of laws and regulations relating to our status as a supplier to the U.S. government and public sector; the credit risk of our customers; our ability to accurately forecast customer demands; interruptions in our ability to make deliveries to customers; supply chain disruptions; our ability to attract and retain sales and customer service personnel; the risk of loss of key suppliers or contractors or key brands; changes to trade policies or trade relationships, including tariff policies; risks associated with opening or expanding our customer fulfillment centers; our ability to estimate the cost of healthcare claims incurred under our self-insurance plan; interruption of operations at our headquarters or customer fulfillment centers; products liability due to the nature of the products that we sell; impairments of goodwill and other indefinite-lived intangible assets; the impact of climate change; operating and financial restrictions imposed by the terms of our material debt instruments; our ability to access additional liquidity; the significant influence that our principal shareholders will continue to have over our decisions; our ability to execute on our E-commerce strategies and

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2025 THIRD QUARTER RESULTS	3

maintain our digital platforms; costs associated with maintaining our information technology (“IT”) systems and complying with data privacy laws; disruptions or breaches of our IT systems or violations of data privacy laws, including such disruptions or breaches in connection with our E-commerce channels; risks related to online payment methods and other online transactions; our ability to remediate a material weakness in our internal control over financial reporting and to maintain effective internal control over financial reporting and our disclosure controls and procedures in the future; the retention of key management personnel; litigation risk due to the nature of our business; failure to comply with environmental, health, and safety laws and regulations; and our ability to comply with, and the costs associated with, social and environmental responsibility policies. Additional information concerning these and other risks is described under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual and Quarterly Reports on Forms 10-K and 10-Q, respectively, and in the other reports and documents that we file with the United States Securities and Exchange Commission. We expressly disclaim any obligation to update any of these forward-looking statements, except to the extent required by applicable law.

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2025 THIRD QUARTER RESULTS	4

MSC INDUSTRIAL DIRECT CO., INC.
Condensed Consolidated Balance Sheets
(In thousands)

	May 31, 2025	August 31, 2024
ASSETS	(Unaudited)
Current Assets:
Cash and cash equivalents	$71,692	$29,588
Accounts receivable, net of allowance for credit losses	410,553	412,122
Inventories	649,363	643,904
Prepaid expenses and other current assets	105,155	102,475
Total current assets	1,236,763	1,188,089
Property, plant and equipment, net	343,996	360,255
Goodwill	723,457	723,894
Identifiable intangibles, net	89,443	101,147
Operating lease assets	54,312	58,649
Other assets	27,623	30,279
Total assets	$2,475,594	$2,462,313
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Current portion of debt including obligations under finance leases	$236,060	$229,911
Current portion of operating lease liabilities	22,691	21,941
Accounts payable	212,968	205,933
Accrued expenses and other current liabilities	172,546	147,642
Total current liabilities	644,265	605,427
Long-term debt including obligations under finance leases	284,973	278,853
Noncurrent operating lease liabilities	32,242	37,468
Deferred income taxes and tax uncertainties	138,549	139,283
Total liabilities	1,100,029	1,061,031
Commitments and Contingencies
Shareholders’ Equity:
Preferred Stock	—	—
Class A Common Stock	57	57
Additional paid-in capital	1,083,175	1,070,269
Retained earnings	423,532	456,850
Accumulated other comprehensive loss	(21,669)	(21,144)
Class A treasury stock, at cost	(118,006)	(114,235)
Total MSC Industrial shareholders’ equity	1,367,089	1,391,797
Noncontrolling interest	8,476	9,485
Total shareholders’ equity	1,375,565	1,401,282
Total liabilities and shareholders’ equity	$2,475,594	$2,462,313

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2025 THIRD QUARTER RESULTS	5

MSC INDUSTRIAL DIRECT CO., INC.
Condensed Consolidated Statements of Income
(In thousands, except per share data)
(Unaudited)

	Thirteen Weeks Ended		Thirty-Nine Weeks Ended
	May 31, 2025	June 1, 2024	May 31, 2025	June 1, 2024
Net sales	$971,145	$979,350	$2,791,346	$2,868,667
Cost of goods sold	573,406	578,903	1,650,190	1,686,492
Gross profit	397,739	400,447	1,141,156	1,182,175
Operating expenses	312,324	288,991	917,465	870,859
Restructuring and other costs	2,680	4,690	6,430	11,787
Income from operations	82,735	106,766	217,261	299,529
Other income (expense):
Interest expense	(6,031)	(6,884)	(18,332)	(19,155)
Interest income	368	134	942	302
Other expense, net	(1,958)	(4,680)	(12,442)	(14,067)
Total other expense	(7,621)	(11,430)	(29,832)	(32,920)
Income before provision for income taxes	75,114	95,336	187,429	266,609
Provision for income taxes	18,253	24,024	45,727	64,604
Net income	56,861	71,312	141,702	202,005
Less: Net income (loss) attributable to noncontrolling interest	16	(393)	(1,080)	(897)
Net income attributable to MSC Industrial	$56,845	$71,705	$142,782	$202,902
Per share data attributable to MSC Industrial:
Net income per common share:
Basic	$1.02	$1.28	$2.56	$3.60
Diluted	$1.02	$1.27	$2.55	$3.59
Weighted-average shares used in computing net income per common share:
Basic	55,694	56,214	55,795	56,323
Diluted	55,765	56,351	55,895	56,514

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2025 THIRD QUARTER RESULTS	6

MSC INDUSTRIAL DIRECT CO., INC.
Condensed Consolidated Statements of Comprehensive Income
(In thousands)
(Unaudited)

	Thirteen Weeks Ended		Thirty-Nine Weeks Ended
	May 31, 2025	June 1, 2024	May 31, 2025	June 1, 2024
Net income, as reported	$56,861	$71,312	$141,702	$202,005
Other comprehensive income, net of tax:
Foreign currency translation adjustments	6,208	(217)	(454)	244
Comprehensive income	63,069	71,095	141,248	202,249
Comprehensive income attributable to noncontrolling interest:
Net (income) loss	(16)	393	1,080	897
Foreign currency translation adjustments	(362)	4	(71)	(72)
Comprehensive income attributable to MSC Industrial	$62,691	$71,492	$142,257	$203,074

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2025 THIRD QUARTER RESULTS	7

MSC INDUSTRIAL DIRECT CO., INC.
Condensed Consolidated Statements of Cash Flows
(In thousands)(Unaudited)

	Thirty-Nine Weeks Ended
	May 31, 2025	June 1, 2024
Cash Flows from Operating Activities:
Net income	$141,702	$202,005
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	67,501	60,288
Amortization of cloud computing arrangements	1,439	1,437
Non-cash operating lease cost	17,563	16,679
Stock-based compensation	10,397	13,347
Loss on disposal of property, plant and equipment	575	363
Loss on sale of property	1,167	—
Non-cash changes in fair value of estimated contingent consideration	293	661
Provision for credit losses	5,699	5,180
Expenditures for cloud computing arrangements	(4,430)	(17,161)
Deferred income taxes and tax uncertainties	(726)	(1,072)
Changes in operating assets and liabilities:
Accounts receivable	(3,806)	12,586
Inventories	(4,761)	64,251
Prepaid expenses and other current assets	(2,335)	4,488
Operating lease liabilities	(17,700)	(16,974)
Other assets	62	3,272
Accounts payable and accrued liabilities	40,821	(45,917)
Total adjustments	111,759	101,428
Net cash provided by operating activities	253,461	303,433
Cash Flows from Investing Activities:
Expenditures for property, plant and equipment	(71,109)	(73,354)
Cash used in acquisitions, net of cash acquired	(790)	(9,859)
Net proceeds from sale of property	30,336	—
Net cash used in investing activities	(41,563)	(83,213)
Cash Flows from Financing Activities:
Repurchases of Class A Common Stock	(39,138)	(167,166)
Payments of regular cash dividends	(142,252)	(140,695)
Proceeds from sale of Class A Common Stock in connection with Associate Stock Purchase Plan	3,193	3,465
Proceeds from exercise of Class A Common Stock options	120	8,833
Borrowings under credit facilities	239,250	359,000
Payments under credit facilities	(226,750)	(309,000)
Contingent consideration paid	(3,500)	—
Borrowings under financing obligations	699	3,850
Payments under Shelf Facility Agreements and Private Placement Debt	—	(50,000)
Proceeds from other long-term debt	—	50,000
Other, net	(1,220)	(2,762)
Net cash used in financing activities	(169,598)	(244,475)
Effect of foreign exchange rate changes on cash and cash equivalents	(196)	131
Net increase (decrease) in cash and cash equivalents	42,104	(24,124)
Cash and cash equivalents—beginning of period	29,588	50,052
Cash and cash equivalents—end of period	$71,692	$25,928

Supplemental Disclosure of Cash Flow Information:
Cash paid for income taxes	$35,402	$66,071
Cash paid for interest	$18,036	$18,235

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2025 THIRD QUARTER RESULTS	8

Non-GAAP Financial Measures

To supplement MSC’s unaudited selected financial data presented consistent with accounting principles generally accepted in the United States (“GAAP”), the Company discloses certain non-GAAP financial measures, including non-GAAP operating expenses, non-GAAP income from operations, non-GAAP operating margin, non-GAAP provision for income taxes, non-GAAP net income and non-GAAP diluted earnings per share, that exclude items such as restructuring and other costs, loss on sale of property, share reclassification litigation costs, share reclassification costs (prior year) and acquisition-related costs (prior year), and tax effects.

These non-GAAP financial measures are not presented in accordance with GAAP or alternatives for GAAP financial measures and may be different from similar non-GAAP financial measures used by other companies. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP financial measure and should only be used to evaluate MSC’s results of operations in conjunction with the corresponding GAAP financial measure.

This press release also includes certain forward-looking information that is not presented in accordance with GAAP. The Company believes that a quantitative reconciliation of such forward-looking information to the most directly comparable financial measures calculated and presented in accordance with GAAP cannot be made available without unreasonable efforts because a reconciliation of these non-GAAP financial measures would require the Company to predict the timing and likelihood of potential future events such as restructurings, M&A activity, capital expenditures and other infrequent or unusual gains and losses. Neither the timing or likelihood of these events, nor their probable significance, can be quantified with a reasonable degree of accuracy. Accordingly, a reconciliation of such forward-looking information to the most directly comparable GAAP financial measures is not provided.

•Results Excluding Restructuring and Other Costs, Loss on Sale of Property, Share Reclassification Litigation Costs, Share Reclassification Costs (prior year) and Acquisition-Related Costs (prior year)

In calculating certain non-GAAP financial measures, we exclude items such as restructuring and other costs, loss on sale of property, share reclassification litigation costs, share reclassification costs (prior year) and acquisition-related costs (prior year), and tax effects. Management makes these adjustments to facilitate a review of the Company’s operating performance on a comparable basis between periods, for comparing with forecasts and strategic plans, for identifying and analyzing trends in the Company’s underlying business and for benchmarking performance externally against competitors. We believe that investors benefit from seeing results from the perspective of management in addition to seeing results presented in accordance with GAAP for the same reasons and purposes for which management uses such non-GAAP financial measures.

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2025 THIRD QUARTER RESULTS	9

MSC INDUSTRIAL DIRECT CO., INC.
Reconciliation of GAAP and Non-GAAP Financial Information
Thirteen weeks Ended May 31, 2025
(In thousands, except percentages and per share data)

	GAAP Financial Measure	Items Affecting Comparability			Non-GAAP Financial Measure
	Total MSC Industrial	Restructuring and Other Costs	Loss on Sale of Property	Share Reclassification Litigation Costs	Adjusted Total MSC Industrial
Net Sales	$971,145	$—	$—	$—	$971,145

Cost of Goods Sold	573,406	—	—	—	573,406

Gross Profit	397,739	—	—	—	397,739
Gross Margin	41.0%	—%	—%	—%	41.0%

Operating Expenses	312,324	—	1,167	644	310,513
Operating Expenses as % of Sales	32.2%	—%	(0.1)%	(0.1)%	32.0%

Restructuring and Other Costs	2,680	2,680	—	—	—

Income from Operations	82,735	(2,680)	(1,167)	(644)	87,226
Operating Margin	8.5%	0.3%	0.1%	0.1%	9.0%

Total Other Expense	(7,621)	—	—	—	(7,621)

Income before provision for income taxes	75,114	(2,680)	(1,167)	(644)	79,605

Provision for income taxes	18,253	(651)	(284)	(156)	19,344
Net income	56,861	(2,029)	(883)	(488)	60,261
Net loss attributable to noncontrolling interest	16	—	—	—	16
Net income attributable to MSC Industrial	$56,845	$(2,029)	$(883)	$(488)	$60,245

Net income per common share:
Diluted	$1.02	$(0.04)	$(0.02)	$(0.01)	$1.08

*Individual amounts may not agree to the total due to rounding.

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2025 THIRD QUARTER RESULTS	10

MSC INDUSTRIAL DIRECT CO., INC.
Reconciliation of GAAP and Non-GAAP Financial Information
Thirty-Nine Weeks Ended May 31, 2025
(In thousands, except percentages and per share data)

	GAAP Financial Measure	Items Affecting Comparability			Non-GAAP Financial Measure
	Total MSC Industrial	Restructuring and Other Costs	Loss on Sale of Property	Share Reclassification Litigation Costs	Adjusted Total MSC Industrial
Net Sales	$2,791,346	$—	$—	$—	$2,791,346

Cost of Goods Sold	1,650,190	—	—	—	1,650,190

Gross Profit	1,141,156	—	—	—	1,141,156
Gross Margin	40.9%	—%	—%	—%	40.9%

Operating Expenses	917,465	—	1,167	644	915,654
Operating Expenses as % of Sales	32.9%	—%	0.0%	0.0%	32.8%

Restructuring and Other Costs	6,430	6,430	—	—	—

Income from Operations	217,261	(6,430)	(1,167)	(644)	225,502
Operating Margin	7.8%	0.2%	0.0%	0.0%	8.1%

Total Other Expense	(29,832)	—	—	—	(29,832)

Income before provision for income taxes	187,429	(6,430)	(1,167)	(644)	195,670

Provision for income taxes	45,727	(1,574)	(285)	(157)	47,743
Net income	141,702	(4,856)	(882)	(487)	147,927
Net loss attributable to noncontrolling interest	(1,080)	—	—	—	(1,080)
Net income attributable to MSC Industrial	$142,782	$(4,856)	$(882)	$(487)	$149,007

Net income per common share:
Diluted	$2.55	$(0.09)	$(0.02)	$(0.01)	$2.67

*Individual amounts may not agree to the total due to rounding.

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2025 THIRD QUARTER RESULTS	11

MSC INDUSTRIAL DIRECT CO., INC.
Reconciliation of GAAP and Non-GAAP Financial Information
Thirteen Weeks Ended June 1, 2024
(In thousands, except percentages and per share data)

	GAAP Financial Measure	Items Affecting Comparability	Non-GAAP Financial Measure
	Total MSC Industrial	Restructuring and Other Costs	Adjusted Total MSC Industrial
Net Sales	$979,350	$—	$979,350

Cost of Goods Sold	578,903	—	578,903

Gross Profit	400,447	—	400,447
Gross Margin	40.9%	—%	40.9%

Operating Expenses	288,991	—	288,991
Operating Expenses as % of Sales	29.5%	—%	29.5%

Restructuring and Other Costs	4,690	4,690	—

Income from Operations	106,766	(4,690)	111,456
Operating Margin	10.9%	0.5%	11.4%

Total Other Expense	(11,430)	—	(11,430)

Income before provision for income taxes	95,336	(4,690)	100,026

Provision for income taxes	24,024	(1,183)	25,207
Net income	71,312	(3,507)	74,819
Net loss attributable to noncontrolling interest	(393)	—	(393)
Net income attributable to MSC Industrial	$71,705	$(3,507)	$75,212

Net income per common share:
Diluted	$1.27	$(0.06)	$1.33

*Individual amounts may not agree to the total due to rounding.

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2025 THIRD QUARTER RESULTS	12

MSC INDUSTRIAL DIRECT CO., INC.
Reconciliation of GAAP and Non-GAAP Financial Information
Thirty-Nine Weeks Ended June 1, 2024
(In thousands, except percentages and per share data)

	GAAP Financial Measure	Items Affecting Comparability			Non-GAAP Financial Measure
	Total MSC Industrial	Restructuring and Other Costs	Acquisition-Related Costs	Share Reclassification Costs	Adjusted Total MSC Industrial
Net Sales	$2,868,667	$—	$—	$—	$2,868,667

Cost of Goods Sold	1,686,492	—	—	—	1,686,492

Gross Profit	1,182,175	—	—	—	1,182,175
Gross Margin	41.2%	—%	—%	—%	41.2%

Operating Expenses	870,859	—	465	1,187	869,207
Operating Expenses as % of Sales	30.4%	—%	0.0%	0.0%	30.3%

Restructuring and Other Costs	11,787	11,787	—	—	—

Income from Operations	299,529	(11,787)	(465)	(1,187)	312,968
Operating Margin	10.4%	0.4%	0.0%	0.0%	10.9%

Total Other Expense	(32,920)	—	—	—	(32,920)

Income before provision for income taxes	266,609	(11,787)	(465)	(1,187)	280,048

Provision for income taxes	64,604	(2,767)	(113)	(288)	67,772
Net income	202,005	(9,020)	(352)	(899)	212,276
Net loss attributable to noncontrolling interest	(897)	—	—	—	(897)
Net income attributable to MSC Industrial	$202,902	$(9,020)	$(352)	$(899)	$213,173

Net income per common share:
Diluted	$3.59	$(0.16)	$(0.01)	$(0.02)	$3.77

*Individual amounts may not agree to the total due to rounding.